SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Jul-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Jul-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Jul-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Jul-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Jul-02

DISTRIBUTION SUMMARY

                         Beginning                Current Perio      Accrued
          Original Current Principa    Principal  Pass-Through      Interest
Class  Face Value           Amount   Distribution         Rate Distributed (1)
A-1  212,500,000   210,590,624     2,434,767      2.14500%     376,431
A-2  150,000,000   149,543,439     649,300        2.17000%     270,424
A-3  40,000,000    39,878,250      173,147        2.18000%     72,445
A-4  30,000,000    29,908,688      129,860        2.16000%     53,836
A-IO 262,743,750   261,177,008     0              6.16000%     1,385,596
M-1  32,250,000    32,250,000      0              2.72000%     73,100
M-2  24,500,000    24,500,000      0              3.34000%     68,192
B-1  20,500,000    20,500,000      0              4.14000%     70,725
B-2  5,250,000     5,250,000       0              4.59000%     20,081
X    515,000,050   512,421,001     0              2.16000%     0
R    50            0               0              1.84000%     0
Total515,000,050   512,421,001     3,387,073                   2,390,830


                      Certificate         Ending
     Realized Loss        Interest   Current Prin
         Principal      Shortfall         Amount
Class
  A-1           N/A0               208,155,857
  A-2           N/A0               148,894,139
  A-3           N/A0               39,705,104
  A-4           N/A0               29,778,828
 A-IO           N/A0               259,119,362
  M-1            0 0               32,250,000
  M-2            0 0               24,500,000
  B-1            0 0               20,500,000
  B-2            0 0               5,250,000
    X           N/A0               510,143,213
    R           N/A0               0
Total            0 0               509,033,928

AMOUNTS PER $1,000 UNIT
                                                      Interest        Ending
                              Prin            Int Carry-forward    Curr Prin
ClassCusip            Distribution   Distribution       Amount        Amount
A-1  22540V2E1     11.45772598     1.77143878     0.00000000   979.55697529
A-2  22540V2F8     4.32866360      1.80282927     0.00000000   992.62759633
A-3  22540V2G6     4.32866350      1.81113725     0.00000000   992.62759650
A-4  22540V2H4     4.32866367      1.79452133     0.00000000   992.62759633
A-IO 22540V2J0     0.00000000      5.27356335     0.00000000   986.20561491
M-1  22540V2L5     0.00000000      2.26666667     0.00000000   1000.00000000
M-2  22540V2M3     0.00000000      2.78333347     0.00000000   1000.00000000
B-1  22540V2N1     0.00000000      3.45000000     0.00000000   1000.00000000
B-2  22540V2P6     0.00000000      3.82500000     0.00000000   1000.00000000
X    22540V2Q4     0.00000000      0.00000000     0.00000000   990.56924861
R    22540V2K7     0.00000000      0.00000000     0.00000000   0.00000000

                                   GROUP 1        GROUP 2      TOTAL
(i)  Principal Distributions:
Beginning Balance (includes Subsequ249,797,739    260,178,334  509,976,073
     Scheduled Principal           159,143        172,257      331,399
     Prepayments (Includes Curtailm1,478,225      468,164      1,946,389
     Net Liquidation Proceeds      0              0            0
     Loan Purchase Prices          0              0            0
     Total Principal Remittance    1,637,368      640,421      2,277,789
     Net Realized Losses           0              0            0
Ending Balance                     248,160,371    259,537,913  507,698,284

(v),(Prefunding Account:
     Beginning Balance             24149349.93    62300420.53  86449770.46
     Subsequent Transfer           22880224.49    61124617.30  84004841.79
     Added to available certificate0.00           0.00         0.00
     Amount on Deposit in Prefundin1269125.44     1175803.23   2444928.67

     Aggregate Ending Collateral Ba249,429,496    260,713,716  510,143,213

(vi) Ending Overcollateralization Amount                           1,109,284

     Interest Distributions:
     Scheduled Interest  - Net of S1,734,228      1,740,523    3,474,751
     Capitalized Interest Account w5,546          5,138        10,685
     Less Relief Act Interest Short0              0            0
     Less Net Prepayment Interest S0              0            0
                                   1,739,774      1,745,661    3,485,435
(xxi)Capitalized Interest Account:
     Beginning Balance                                         816,496
     less: Capitalized Interest Requirement                    10,685
     less: Withdrawal of Overfunded Interest Amount & remaining793,703
     Ending Balance                                            12,108

(vii)Servicing Fee 104,082         108,408        212,490
Trustee Fee        624             650            1,275
FSA Premium        10,530          10,967         21,496
Credit Risk Manager3,643           3,794          7,437


(ix) Advances
                   GROUP 1         GROUP 2        TOTAL
Current Aggregate  1,659,330       1,676,030      3,335,360
Outstanding Aggrega2,621,942       2,554,309      5,176,251

(x), Delinquency Information
 (xii), (xv), (xxiii)
     30-59 days delinquent         60-89 days delinquent
     Count         Balance         Count          Balance
Group41            4,761,929       27             2,905,130
Group137           23,983,158      18             3,421,943
Total178           28,745,087      45             6,327,074
*The figures do not include foreclosures, bankruptcies, or REO properties.

     90 or more days delinquent
     Count         Balance
Group8             1,270,772
Group3             819,588
Total11            2,090,359
*The figures do not include foreclosures, bankruptcies, or REO properties.

     Outstanding Loans             Foreclosure
     Count         Balance         Count          Balance
Group1,878         248,160,371     0              0
Group1,403         259,537,913     4              1,060,848
Total3,281         507,698,284     4              1,060,848


     Bankruptcy                    REO
     Count         Balance         Count          Balance      Market Value
Group0             0               0              0            0
Group2             521,544         0              0            0
Total2             521,544         0              0            0


(xiiiNumber of Loans for which Prepayment Premiums8
     Amount of Prepayment Premiums                44,887

(xiv)Current Month Delinquency Rate (60+days)     1.96020%
     Rolling Three Month Delinquency Rate Average 1.03320%

(xvi)Number of Loans Repurchased                  0
     Principal Balance of Loans Repurchased       0

(xviiRealized Losses incurred during the related D0.00
     Cumulative Net Realized Losses since Startup 0.00

(xix)Weighted Average Term to Maturity of Mortgage351
(xxivWeighted Average Gross Coupon of Mortgage Loa8.67627%
     Weighted Average Net Coupon of Mortgage Loans8.15577%

(xx) Insured Payment on Class As                  0.00

(xxv)Senior Enhancement Percentage                16.10004%

(xxviNet Excess Spread                            2.62307%

(xxviDeposit to Basis Risk Reserve Fund           0
     Basis Risk Reserve Fund Balance              5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA